FOURTH QUARTER 2023 RESULTS NASDAQ: FULT Data as of or for the period ended December 31, 2023 unless otherwise noted

This presentation may contain forward-looking statements with respect to Fulton Financial Corporation's (the "Corporation") financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s "2024 Outlook" contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023 and other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission (the "SEC") and are, or will be, available in the Investor Relations section of the Corporation’s website (www.fultonbank.com) and on the SEC’s website (www.sec.gov). The Corporation uses certain financial measures in this presentation that have been derived by methods other than generally accepted accounting principles ("GAAP"). These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

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(1) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 6 4Q23 3Q23 4Q22 (dollars in thousands, except per-share data) Net interest income $212,006 $213,842 $225,911 Provision for credit losses 9,808 9,937 14,513 Non-interest income 60,130 55,961 54,322 Securities gains (losses) (752) — (1) Non-interest expense 180,552 171,020 166,568 Merger-related expenses — — 1,894 Income before income taxes 81,024 88,846 97,257 Income taxes 16,761 16,749 15,424 Net income 64,263 72,097 81,833 Preferred stock dividends (2,562) (2,562) (2,562) Net income available to common shareholders $61,701 $69,535 $79,271 Net income available to common shareholders, per share (diluted) $0.37 $0.42 $0.47 Operating net income available to common shareholders, per share (diluted)(1) $0.42 $0.43 $0.48 ROAA 0.93% 1.04% 1.23% Operating ROAA(1) 1.03% 1.08% 1.26% ROAE 10.09% 11.25% 13.70% ROAE (tangible)(1) 14.68% 15.17% 18.59% Efficiency ratio(1) 62.0% 61.5% 58.1%

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(1) Excluding investment securities gains. 10

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12 (1) Regulatory capital ratios and excess capital amounts as of December 31, 2023 are preliminary estimates. (2) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well- capitalized minimum. $1,201 $621 $767 $815 (as of December 31, 2023) (dollars in millions) (2)

13 (1) Regulatory capital ratios and excess capital amounts as of December 31, 2023 are preliminary estimates. (2) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well-capitalized minimum. (3) Tier 1 Leverage and CE Tier 1 capital ratios were adjusted to incorporate unrealized losses, net of tax, on held-to-maturity investment securities of $108.5 million and unrealized losses net of tax, on available-for-sale investment securities of $232.0 million. (4) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. $856 $410 (as of December 31, 2023) (dollars in millions) | | | | | | | | | | | | | Tier 1 Leverage(3) CE Tier 1(3) TCE(4)

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15 Net interest income: $790 - $820 million(1) Non-interest income: $235 - $250 million(2) Provision for credit losses: $45 - $65 million Non-interest expense: $670 - $690(3) Effective tax rate: 17% - 18% (1) Assumes Fed Funds Rate decreases of 75 bps in the aggregate in the second half of 2024. (2) Excludes investment securities gains and losses. (3) Excludes implementation costs associated with the FultonFirst initiative.

NON-GAAP RECONCILIATION

Note: *The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

(dollars in thousands)	Three months ended		
	Dec 31 2023	Sep 30 2023	Dec 31 2022
Operating net income available to common shareholders			
Net income available to common shareholders	$61,701	$69,535	$79,271
Plus: Core deposit intangible amortization	441	441	514
Plus: Merger-related expenses	—	—	1,894
Plus: Interest rate derivative transition valuation [(1)]	(1,102)	2,958	—
Plus: FDIC special assessment	6,494	—	—
Plus: FultonFirst initiative	3,197	—	—
Less: Tax impact of adjustments	(1,896)	(714)	(506)
Operating net income available to common shareholders (numerator)	$68,835	$72,220	$81,173
Weighted average shares (diluted) (denominator)	165,650	166,023	169,136
Operating net income available to common shareholders, per share (diluted)	$0.42	$0.43	$0.48

FULTON FINANCIAL CORPORATION

(1) Resulting from the reference rate transition from London Interbank Offered Rate ("LIBOR") to Secured Overnight Financing Rate ("SOFR") in the Corporation's commercial customer interest rate swap program.

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17 Three months ended (dollars in thousands) Dec 31 Sep 30 Dec 31 2023 2023 2022 Operating return on average assets Net income $64,263 $72,097 $81,833 Plus: Core deposit intangible amortization 441 441 514 Plus: Merger-related expenses — — 1,894 Plus: Interest rate derivative transition valuation(1) (1,102) 2,958 — Plus: FDIC special assessment 6,494 — — Plus: FultonFirst initiative 3,197 — — Less: Tax impact of adjustments (1,896) (714) (506) Operating net income (numerator) $71,397 $74,782 $83,735 Total average assets $27,397,671 $27,377,836 $26,386,355 Less: Average net core deposit intangible (5,106) (5,548) (7,478) Total average operating assets (denominator) $27,392,565 $27,372,288 $26,378,877 Operating return on average assets 1.03% 1.08% 1.26% (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program.

18 Three months ended (dollars in thousands) Dec 31 Sep 30 Dec 31 2023 2023 2022 Return on average common shareholders' equity (tangible) Net income available to common shareholders $61,701 $69,535 $79,271 Plus: Intangible amortization 597 601 688 Plus: Merger-related expenses — — 1,894 Plus: Interest rate derivative transition valuation(1) (1,102) 2,958 — Plus: FDIC special assessment 6,494 — — Plus: FultonFirst initiatives 3,197 — — Less: Tax impact of adjustments (1,929) (747) (542) Adjusted net income available to common shareholders (numerator) $68,958 $72,347 $81,311 Average shareholders' equity $2,618,024 $2,645,977 $2,489,148 Less: Average preferred stock (192,878) (192,878) (192,878) Less: Average goodwill and intangible assets (560,977) (561,578) (561,219) Average tangible common shareholders' equity (denominator) $1,864,169 $1,891,521 $1,735,051 Return on average common shareholders' equity (tangible) 14.68% 15.17% 18.59% (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program.

19 (dollars in thousands) Three months ended Dec 31 Sep 30 Dec 31 Efficiency ratio 2023 2023 2022 Non-interest expense $180,552 $171,020 $168,462 Less: Amortization of tax credit investments — — (696) Less: Intangible amortization (597) (601) (688) Less: Merger-related expenses — — (1,894) Less: FDIC special assessment (6,494) — — Less: FultonFirst initiatives (3,197) — — Less: Debt extinguishment 720 — — Non-interest expense (numerator) $170,984 $170,419 $165,184 Net interest income $212,006 $213,842 $225,911 Tax equivalent adjustment 4,549 4,442 4,310 Plus: Total non-interest income 59,378 55,961 54,321 Plus: Interest rate derivative transition valuation(1) (1,102) 2,958 — Less: Investment securities (gains) losses, net 752 — 1 Total revenue (denominator) $275,583 $277,203 $284,543 Efficiency ratio 62.0% 61.5% 58.1% (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program.

20 Three months ended (dollars in thousands) Dec 31 2023 Adjusted tangible common equity to tangible assets (TCE Ratio) Shareholders' equity $ 2,750,044 Less: Preferred stock (192,878) Less: Goodwill and intangible assets (560,687) Less: Unrealized gain (loss) - HTM (140,277) Less: Tax impact of adjustments 31,773 Adjusted tangible common shareholders' equity (numerator) $ 1,887,975 Total assets $ 27,560,704 Less: Goodwill and intangible assets (560,687) Less: Unrealized gain (loss) - HTM (140,277) Less: Tax impact of adjustments 31,773 Adjusted total tangible assets (denominator) $ 26,891,513 Adjusted tangible common equity to tangible assets 7.0%